Exhibit 10.2

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT is dated as of March 14, 2007 (this “Amendment”) among DDJ TOTAL RETURN LOAN FUND, L.P. (the “Lender”), THE WORNICK COMPANY, a Delaware corporation (the “Borrower”), RIGHT AWAY MANAGEMENT CORPORATION, a Delaware corporation, THE WORNICK COMPANY RIGHT AWAY DIVISION, a Delaware corporation, and THE WORNICK COMPANY RIGHT AWAY DIVISION, L.P., a Delaware limited partnership (each, a “Subsidiary”, and, collectively, the “Subsidiaries”).

WHEREAS, the Borrower and the Subsidiaries are parties to that certain Loan Agreement dated as of June 30, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) with Texas State Bank (“TSB”), as initial lender;

WHEREAS, pursuant to that certain Assignment Agreement between the Lender and TSB, (a) TSB has assigned to the Lender (i) all right, title and interest of TSB in and to the Revolving Loan and all other Obligations under the Loan Documents and (ii) all security interests of TSB and liens in favor of TSB on the Collateral and (b) the Lender has succeeded to and assumed all of such rights and interests;

WHEREAS, the Borrower has failed to comply with certain covenants set forth in the Loan Agreement and as a result, certain Defaults are continuing under the Loan Agreement as of the date hereof;

WHEREAS, the Borrower has requested that the Lender waive certain Defaults existing under the Loan Agreement as of the date hereof and the Lender has agreed to waive such Defaults, subject to the terms and conditions set forth herein; and

WHEREAS, the Borrower has requested and the Lender has agreed to amend the Loan Agreement to, among other things, establish an additional credit facility in favor of the Borrower in a maximum principal amount of $10,000,000.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Loan Agreement is hereby amended as follows:

1.             Capitalized Terms.  Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement, as amended by this Amendment.

2.             Waiver of Certain Defaults.  The Lender hereby waives all Defaults and Events of Default continuing under the Loan Documents as of the date hereof solely arising from the Borrower’s failure to comply with the covenants set forth in (i) Section 7.12 of the Loan Agreement but only with respect to the Borrower’s failure to pay all amounts due and/or to observe and perform all covenants and agreements in material Contracts, and other agreements, with its trade creditors and vendors and (ii) Sections 7.17 and 7.19 of the Loan Agreement (the Defaults and Events Default described in subsections (i) and (ii) hereof, collectively, the “Waived Defaults”).  Nothing herein shall be construed as a waiver of any other or future Events of Default or any rights or remedies that may be available to the Lender in respect of any such other or future Events of Default, all of which rights and remedies are hereby expressly reserved.

3.             Amendments to Loan Agreement.

(a) Amendment of Certain Defined Terms.  Section 1.01 of the Loan Agreement is hereby amended by (i) deleting the defined terms “Advance”, “Borrowing Base” and “Computation Date” and replacing each such defined term in its entirety with the new definition of such term set forth below, and (ii) adding the following new defined terms, all as more fully set forth below:

“Advance” or “Advances” shall mean the disbursement or disbursements of a sum or sums loaned or to be loaned by Lender to Borrower as part of the Revolving Loan under Section 2.01(a).

“Borrowing Base” shall mean, as of any date of determination, the result (determined in accordance with GAAP) of (i) 85% of the net book value of Accounts Receivable of the Borrower and the Subsidiaries plus (ii) 65% of the net book value of Inventory of the Borrower and the Subsidiaries, minus (iii) $1,000,000.

“Change of Control” shall mean (i) the failure of TWC to own all of the issued and outstanding shares of common stock of the Borrower, (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the First Amendment Effective Date) other than Permitted Holders of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of TWC and (iii) the occupation of a majority of seats (other than vacant seats) on the Board of Directors (or similar governing body) of TWC by Persons who were neither nominated by such Board of Directors as it was constituted on the First Amendment Effective Date or appointed or nominated by directors so nominated.

“First Amendment” shall mean the First Amendment to Loan Agreement dated as of March 14, 2007, amending this Agreement.

“First Amendment Effective Date” shall mean the date on which the First Amendment shall have become effective in accordance with its terms.

“Material Adverse Change” shall mean (a) a material adverse change in the business, results of operations, assets, condition (financial or otherwise) or prospects of the Borrower and the Subsidiaries, taken as a whole, (b) a material impairment of the Borrower’s or any of its Subsidiaries’ ability to perform its obligations under the Loan Documents to which it is a party or of the Lender’s ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Lender’s liens with respect to the Collateral.

“Permitted Holders” shall mean Veritas Capital Management II, L.L.C. and any affiliate thereof.

“Person” shall mean natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Revolving Loan Obligations” shall mean all Obligations of the Borrower and the Subsidiaries in respect of the Revolving Loan, including, without limitation, the obligation to make payments of principal, interest, fees and other amounts under this Agreement and under the Revolving Note.  The “Revolving Loan Obligations” shall constitute a portion of the “Obligations”.

“Term Loan” shall mean a term loan made by the Lender to the Borrower in the original principal amount of $10,000,000 pursuant to Section 2.01(b) hereof, and all renewals, extensions, modifications and increases, if any, thereof.

“Term Loan Obligations” shall mean all obligations of the Borrower and the Subsidiaries in respect of the Term Loan, including, without limitation, the obligation to make payments of principal, interest, fees and other amounts under this Agreement and under the Term Note.  The “Term Loan Obligations” shall constitute a portion of the “Obligations”.

“Term Note” shall mean that certain Term Loan Promissory Note dated March 14, 2007 issued by the Borrower to the Lender in the original principal amount of up to $10,000,000 and evidencing the Term Loan, which Term Note shall constitute one of the “Loan Documents”.

“TSB” shall mean Texas State Bank, a Texas banking corporation.

(b) Amendment to Definition of Obligations.  The definition of “Obligations” set forth in Section 1.01 of the Loan Agreement is hereby amended by inserting the following sentence at the end of such definition:

“For the avoidance of doubt, the term “Obligations” shall include all Revolving Loan Obligations and all Term Loan Obligations.”

(c) Deletion of Definitions.  The definitions of “Daily Administrative Fee,” “Eligible Accounts Receivable” and “Eligible Inventory” are hereby deleted in their entirety.

(d) Amendment to Section 2.01.  Section 2.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section  2.01        Loans.

(a)           Revolving Loan.  Subject to the terms and conditions of this Agreement, Lender agrees to make the Revolving Loan in accordance with the terms of this Agreement and the Revolving Note.  The aggregate principal amount of (i) the Revolving Loan shall not at any time exceed $15,000,000, and (ii) the Revolving Loan and the Term Loan shall not at any time exceed the least of (i) $25,000,000, (ii) the Borrowing Base and (iii) the Maximum Amount.  Each Advance will be accompanied by a Draw Request (hereinafter defined), duly tendered as required by Section 2.03 hereof, and accompanied by such documentation as Lender may require.  At the time of each Advance made under or pursuant to this Agreement, Borrower shall immediately become indebted to Lender for the amount of such Advance and interest shall accrue on such Advance from the date of the Advance.

(b)           Term Loan.  On the First Amendment Effective Date, the Lender agrees to fund the entire amount of the Term Loan to the Borrower in accordance with and subject to the terms set forth herein and in the Term Note.  At the time of the making of the Term Loan, Borrower shall be deemed to have certified to Lender that the Term Loan is permitted to be incurred under the Indenture.

(c)           Maximum Principal Amount of Obligations.  Notwithstanding anything to the contrary set forth herein or in any other Loan Document, the outstanding principal amount of the Obligations shall not at any time exceed the least of (i) $25,000,000, (ii) the Borrowing Base and (iii) the Maximum Amount.

(e) Amendments to Section 2.03.  Section 2.03 of the Loan Agreement is hereby amended by deleting subsection (a) of such Section in its entirety and replacing it with the following:

“(a)         The outstanding principal amount of (i) the Revolving Loan Obligations, plus the amount of the requested Advance, shall not exceed $15,000,000 and (ii) the Obligations, plus the amount of the Requested Advance, shall not exceed the least of (x) $25,000,000, (y) the Borrowing Base and (z) the Maximum Amount.”

(f)  Amendment to Section 2.04.  Section 2.04 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.04         Optional Prepayments.  Subject to the terms and conditions set forth in the Revolving Note, Borrower may at any time pay or prepay without premium or penalty all or a part of any Revolving Loan Obligation. Partial prepayments shall be applied first to accrued unpaid interest and then to the principal balance outstanding on the Revolving Loan Obligation for which the voluntary prepayment is tendered.  Principal amounts prepaid on any Revolving Loan Obligation, can be re-borrowed by Borrower, subject to Section 2.03 hereof.  All prepayments of the Term Loan Obligations shall be subject to the terms and conditions set forth in the Term Note.”

(g) Amendment to Section 2.06.  Section 2.06 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.06         Interest Rates on the Obligations.  The principal amount of all Revolving Loan Obligations shall bear interest in accordance with the terms of the Revolving Note.  The principal amount of all Term Loan Obligations shall bear interest in accordance with the terms of the Term Note.  In no event shall interest on any Obligation ever exceed the maximum lawful contractual amount of interest that is permissible and nonusurious under applicable state or federal law for the type of loan evidenced by such Obligation.”

(h) Amendment to Section 2.07.  Section 2.07 is hereby deleted in its entirety and replaced with the following:

“Section 2.07         Payment Terms — Obligations.  (a)  Principal and interest in respect of the Revolving Loan Obligations shall be payable in accordance with the terms of the Revolving Note, Article 3 hereof and the other provisions of this Agreement applicable thereto.

(b)  Principal and interest in respect of the Term Loan Obligations shall be payable in accordance with the terms of the Term Note, Article 3 hereof and the other provisions of this Agreement applicable thereto.

(i)  Amendment to Section 2.08.  Section 2.08 is hereby deleted in its entirety and replaced with the word “[Reserved]”.

(j)  Amendment to Section 3.02.  Section 3.02 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.02         Obligation to Repay Excess. Notwithstanding anything to the contrary set forth herein or in any Loan Document, if at any time the outstanding principal balance of (i) the Revolving Loan Obligations shall exceed $15,000,000 or (ii) the Obligations shall exceed the least of (x) $25,000,000, (y) the Borrowing Base and (z) the Maximum Amount, the Borrower shall notify the Lender of such fact in writing, immediately after acquiring knowledge of such excess, and shall immediately pay to the Lender the entire amount of such excess, which amount shall be applied by the Lender, first, to prepay the outstanding principal amount of the Revolving Loan Obligations, second, to prepay the outstanding principal amount of the Term Loan Obligations, and third, to repay any other outstanding Obligations.”

(k) Amendment to Section 3.04.  Section 3.04 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.04         Payment of Interest and Principal on Obligations. Borrower shall pay to Lender interest on the aggregate unpaid principal balance of all Obligations from time to time outstanding, for the actual period funds represented by the Obligations are outstanding, at the  annual interest rate (computed based on the actual number of days elapsed over a 360 day year) and at the times provided for in the Revolving Note or the Term Note, as applicable.”

(l)  Amendment to Section 3.05.  Section 3.05 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.05         Payment of Annual Commitment Fee.  Borrower shall pay Lender an Annual Commitment Fee on June 30 of each calendar year, beginning June 30, 2007, and annually thereafter through and including June 30, 2010.”

(m) Amendment to Section 3.06.  Section 3.06 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 3.06         Manner and Place of Payments. All payments and prepayments of principal and/or interest on the Obligations and all payments of fees and other obligations hereunder shall be made in immediately available funds, and shall be made to Lender at its office at 130 Turner Street, Waltham, Massachusetts, or at such other addresses and/or to such loan account or accounts as Lender may notify Borrower in writing from time to time.  Borrower and  the Subsidiaries hereby authorize Lender to debit from time to time against all Deposit Accounts of Borrower and the Subsidiaries with Lender the amount (in the aggregate) necessary  to fund any amount due from Borrower on any of the Obligations.  Whenever payment is to be made on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.”

(n) Amendment to Section 5.01.  The last sentence of Section 5.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“All Advances shall be made by the Lender depositing the proceeds thereof into the Borrower’s Deposit Account maintained with TSB (or any other bank account or accounts designated by the Borrower and approved by the Lender from time to time) upon such Borrowing Dates as Borrower may request in accordance with Section 2.03 hereof.”

(o) Addition of Section 6.16.  Article 6 of the Loan Agreement is hereby amended by inserting the following as a new Section 6.16 immediately after Section 6.15:

“Section 6.16         Ranking of Obligations.  The Obligations constitute, and all times after the date hereof will constitute, indebtedness permitted under Section 4.7 of the Indenture, and “Credit Facility Indebtedness”, as such term is defined in the Intercreditor Agreement.”

(p) Amendment to Sections 7.08, 7.09, 7.10 and 7.11.  Sections 7.08, 7.09, 7.10 and 7.11 of the Loan Agreement are hereby deleted in its entirety and replaced with the following:

“Section 7.08         Financial Statements and Other Information.  The Borrower will furnish to the Lender:

(a)           promptly after the sending or filing thereof, as the case may be, copies of any financial statements, proxy statements, or reports which the Borrower or any Subsidiary has made available to the holders of its Ownership Interests and copies of any regular, periodic and special reports or registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange; and

(b)           promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower and the Subsidiaries, or compliance with the terms of this Agreement, as the Lender may reasonably request.

Section 7.09           Notices and Other Information Under the Indenture.  Simultaneously with the delivery thereof by the Borrower, and promptly following receipt thereof by the Borrower, a copy of each notice, certificate, report, financial statement or other document or instrument given or received by the Borrower under the Indenture.

Section 7.10           Daily Borrowing Base Reporting.  As soon as available, and in any event prior to 12 p.m. (noon) Eastern Standard Time on each Business Day, and at such other times as may be necessary to re-determine availability of Advances hereunder or as may be requested by the Lender, Borrower will, and will cause each  Subsidiary to, furnish to Lender (or will cause to be furnished to Lender) a certificate certifying as to the amount of and calculation of the Borrowing Base as of the close of business on the immediately preceding Business Day (or such other date as the Lender may request), together with all supporting information in connection therewith and such additional reports with respect to the Borrowing Base as the Lender may reasonably request.

 Section 7.11          Cash Budgets.  (a)  As soon as available, and in any event no later than five (5) Business Days prior to each month-end, a cash budget for the Borrower and its Subsidiaries for the immediately following month, which cash budget shall be satisfactory in form, scope and substance to the Lender, and shall have been approved by the Lender, in its sole discretion.  The Lender may at any time notify the Borrower that it no longer wishes to receive such cash budgets from Borrower on a going forward basis and, upon giving of such notice, the Borrower shall cease delivering such cash budgets to the Lender until such time as the Borrower is instructed to the contrary by the Lender.

(b)           Borrower shall, and shall cause each of its Subsidiaries to, adhere to the most current cash budget delivered to and approved by the Lender pursuant to subsection (a) above, provided, however, that the provisions of this Section 7.11(b) shall not apply in respect of any month for which the Borrower is not required to deliver a cash budget pursuant to the provisions of Section 7.11(a) above.”

(q) Amendment to Section 7.15.  Section 7.15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 7.15         Expenses and Legal Fees.  Borrower and the Subsidiaries will pay all reasonable out-of-pocket expenses arising in connection with this Agreement and the other Loan Documents, the enforcement hereof and thereof, any amendment of this Agreement or any Loan Documents, and the Closing of the transactions contemplated hereby including, but not limited to, all legal fees and expenses incurred by Lender in connection with the Term Loan, the Term Loan Obligations, the Revolving Loan and any Advances on any Borrowing Date hereunder with respect to any Revolving Loan Obligation.  All such expenses shall be paid by Borrower and its Subsidiaries within ten (10) days after written demand by Lender.  Any and all payments made hereunder, or under any instruments evidencing the

Obligations,  shall be made free and clear of any present or future taxes, withholdings, or other deductions whatsoever.

(r)  Amendment to Section 7.17.  Section 7.17 of the Loan Agreement is hereby deleted in its entirety and replaced with the word “[Reserved].”

(s) Amendment to Section 7.19.  Section 7.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the word “[Reserved].”

(t)  Amendment to Section 7.20.  Section 7.20 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 7.20         Depository.  Borrower and each Subsidiary will maintain all their Deposit Accounts and Cash with TSB or any other bank approved by the Lender and as to which such bank has entered into a deposit account control agreement satisfactory in form and substance to the Lender.”

(u) Amendment to Section 10.01.  (a)     Subsection (b) of Section 10.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(b)         The breach or other failure of Borrower, TWC and each Subsidiary to punctually and properly observe, keep and perform each of its covenants and agreements contained in this Agreement (including, without limitation, the covenants and agreements contained in Articles 7 and 8 hereof), or the failure by Borrower, TWC and each Subsidiary to comply with any of the other terms or conditions specified herein or in any of the other Loan Documents and, other than in the case of any such breach or failure with respect to the covenants and agreements contained in Articles 7 and 8 hereof or the covenants and agreements to which Section 10.01(a) is applicable, the continuation of such breach or failure for ten (10) days.”

(b)         Section 10.01 of the Loan Agreement is hereby further amended by inserting the following as new subsections (q) and (r) at the end thereof:

“(q)             The occurrence of a Change of Control.

(r)                The occurrence of a Material Adverse Change.”

(v) Amendment to Section 12.01.  Section 12.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 12.01       Notices.  (a) All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be deemed given (i) upon deposit with United States Postal Service, if mailed by first class United States mail, postage prepaid, by registered or certified mail with return receipt requested or (ii) upon transmission thereof, if sent by telecopier to the facsimile numbers set forth in or determined pursuant to this Section 12.01.  Notice given in any other manner shall be effective only if and when received by the addressee.

(b)           For purposes of notice, the addresses and other notice information of Borrower and each Subsidiary shall be as set forth below the signature lines at the end of this Agreement and the address of the Lender shall be as set forth below:

Notice Address:	DDJ Total Return Loan Fund, L.P.
c/o DDJ Capital Management, LLC
130 Turner Street
Builidng 3, Sutie 600
Waltham, MA 02453
Facsimile: 781-283-7555
Attention: Jackson Craig

With a copy to:

DDJ Capital Management, LLC
130 Turner Street
Builidng 3, Sutie 600
Waltham, MA 02453
Facsimile: 781-283-8541
Attention: Joshua McCarthy

(c)           Any party to this Agreement shall have the right to change its address and other notice information by the giving of prior written notice thereof to the other party in the manner set forth hereinabove.”

(w)          Amendment to Section 12.06.  Section 12.06 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

4.             “Section 12.06       CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

i.              THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ii.             THE BORROWER AND EACH SUBSIDIARY AGREE THAT ALL SUITS, ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT BY THE LENDER IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR, AT THE LENDER’S OPTION, IN THE COURTS OF ANY OTHER JURISDICTION WHERE THE LENDER ELECTS TO BRING SUCH SUIT, ACTION OR PROCEEDING OR WHERE ANY

COLLATERAL MAY BE FOUND.  THE BORROWER AND EACH SUBSIDIARY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT THE BORROWER’S ADDRESS FOR NOTICES SET FORTH IN OR DETERMINED PURSUANT TO SECTION 12.01.

iii.            THE BORROWER, EACH SUBSIDIARY AND THE LENDER HEREBY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.06.

iv.            THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE BORROWER, EACH SUBSIDIARY AND THE LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.”

(x)   Amendment to Article 13.  Article 13 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“ARTICLE 13.

Indemnification; Limitation of Liability

Section 13.01  Indemnification; Limitation of Liability. The Borrower and each Subsidiary shall indemnify and hold harmless the Lender and each of its affiliates and each of their respective officers, directors, members, partners, employees, agents, advisors, attorneys and representatives (each, an “Indemnified Party”) from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel), joint or several, that may be incurred by or asserted or awarded against any Indemnified Party (including, without limitation, in connection with or relating to any investigation, litigation or proceeding or the preparation of any defense in connection therewith), in each case arising out of or in connection with or by reason of the Revolving Loan, the Term Loan, the Loan Documents or any of the transactions contemplated thereby, or any actual or proposed use of the proceeds of the Revolving Loan or the Term Loan, except to the extent such claim, damage, loss, liability or expense is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s gross negligence, bad faith or willful misconduct.  In the event of an investigation, litigation or other proceedings to which the indemnity in this Section 8 applies, such indemnity will be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, any Subsidiary, any of their directors, security holders or creditor, an Indemnified Party or any other person, or an Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated by the First Amendment and the Loan Agreement, as amended by the First Amendment, are consummated.  The Borrower and each Subsidiary further agree that no Indemnified Party will have any liability (whether direct or indirect, in contract, tort, or otherwise) to the Borrower and any Subsidiary or any of their security holders or creditors for or in connection with the transactions contemplated by the First Amendment and the Loan Agreement, as amended by the First Amendment, except for direct damages (as opposed to special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings)) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnified Party’s gross negligence, bad faith or willful misconduct.”

(y)  Amendment to Revolving Note.  The Revolving Note is hereby amended and restated in its entirety in the form attached as Annex A hereto.”

5.             Confirmation of Security Documents and Guaranty.

(a)           The Borrower and each Subsidiary hereby ratifies and confirms all of the terms and provisions of the Security Agreement, the Pledge Agreement and all other documents evidencing or governing the Lender’s security interests in the Collateral (collectively with the Security Agreement and the Pledge Agreement, the “Security Documents”) and acknowledges and confirms that the Obligations of the Borrower and each Subsidiary to the Lender under the Loan Agreement, as amended hereby, and the other Loan Documents (including, without limitation, the Revolving Note and the Term Note), constitute “Obligations” under the Security Documents, secured by the Collateral.

(b)           Each Subsidiary hereby confirms and agrees that all indebtedness, obligations and liabilities of the Borrowers under the Loan Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, actual or contingent, or direct or indirect, constitute “Obligations” under and as defined in the Loan Agreement and, subject to the limitation set forth therein, are guarantied by and entitled to the benefits of the Guaranty.  Each Subsidiary hereby ratifies and confirms the terms and provisions of the Guaranty and agrees that all of such terms and provisions remain in full force and effect.

6.             No Default; Representations and Warranties, etc.  The Borrower and each Subsidiary hereby confirms that, after giving effect to this Amendment and the waivers provided for herein, (a) the representations and warranties of the Borrower and its Subsidiaries contained in Article 6 of the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties are true and correct on and as of such earlier date); (b) except for the Waived Defaults, the Borrower and its Subsidiaries are in compliance with all of the terms and provisions set forth in the Loan Agreement on their part to be observed or performed thereunder; and (c) except for the Waived Defaults and as otherwise previously disclosed to the Lender, no Default or Event of Default has occurred and is continuing.

7.             Conditions to Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a)           Counterparts of Amendment.  The Lender shall have received counterparts of this Amendment duly executed by the Borrower and each Subsidiary.

(b)           Term Note.  The Lender shall have received the Term Note, duly executed by the Borrower, evidencing the Term Loan.

(c)           Revolving Note.  The Lender shall have received the Revolving Note in the form attached as Annex A hereto, duly executed by the Borrower, evidencing the Revolving Loan Obligations.

(d)           Corporate Documents.  The Lender shall have received such documents, instruments and certificates as the Lender or its counsel may reasonably request relating to the Loan Documents and any other legal matters relating to the Borrower and its Subsidiaries (including board of director resolutions and evidence of the incumbency of officers), the Loan Agreement, as amended by this Amendment, and the other Loan Documents.

(e)           Opinion of Counsel.  The Lender shall have received a written opinion of Gary, Thomasson, Hall & Marks, counsel to the Borrower and its Subsidiaries, dated the date of such effectiveness, in form and substance reasonably satisfactory to the Lender, and covering such matters as the Lender may reasonably request.

(f)            Other Documents.  The Lender shall have received such other certificates, instruments and documents as the Lender shall have reasonably requested.

(g)           Fees.  The Lender shall have received all fees required to be paid to Lender on or prior to such date of effectiveness, including, without limitation, the fees required to be paid on or prior to such date under the Term Note and the Revolving Note.

8.             Miscellaneous.

(a) Except to the extent specifically amended hereby, the Loan Agreement, the Loan Documents and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Loan Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

(b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c) This Amendment shall be governed by the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(d) The Borrower and its Subsidiaries agree to pay all reasonable costs and expenses, including legal fees and disbursements, incurred by the Lender in connection with this Amendment and the transactions contemplated hereby.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

THE WORNICK COMPANY

By:	/s/ LARRY L. ROSE
Name: Larry L. Rose
Title: President

SUBSIDIARIES

THE WORNICK COMPANY RIGHT AWAY
DIVISION, L.P.

By:	/s/ LARRY L. ROSE
Name: Larry L. Rose
Title: President

RIGHT AWAY MANAGEMENT CORPORATION

By:	/s/ LARRY L. ROSE
Name: Larry L. Rose
Title: President

THE WORNICK COMPANY RIGHT AWAY
DIVISION

By:	/s/ LARRY L. ROSE
Name: Larry L. Rose
Title: President

LENDER

DDJ TOTAL RETURN LOAN FUND, L.P.

By: GP Total Return, LP, its General Partner
By: GP Total Return, LLC, its General Partner
By: DDJ Capital Management, LLC, Manager

By	/s/ DAVID J. BRENZZANO
Name: David J. Brenzzano
Title: Member

Annex A

Form of Revolving Note